Filed pursuant to Rule 497(e) under the Securities Act of 1933

File No. 333-65269

Supplement Dated November 6, 2006

NUVEEN INVESTMENT TRUST III

Prospectus dated May 10, 2006

Nuveen Core Bond Fund

Nuveen High Yield Bond Fund

Nuveen Short Duration Bond Fund

This announcement reflects the departure of Steven Vielhaber, who has left the firm. Andrew Stenwall, lead portfolio manager for the funds and head of Nuveen Investments’ Taxable Fixed Income team, continues to manage the funds with Christian Romon and Saied Simozar and as members of the funds’ investment team.

There will be no changes in the funds’ investment objectives, policies or day-to-day portfolio management practices as a result of, or in connection with, the portfolio manager change.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-PINV3-1106D